Exhibit 99.1

ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

CONSULTING AGREEMENT

Laurence Eric Swann, an individual (“Consultant”), and Electronic Servitor Publication Network Inc., a Delaware corporation (“Company”, together with its affiliates, subsidiaries, and related entities “Company Group”), (collectively referred to as “Parties” and individually referred to as “Party”) agree as follows, effective as of September 29, 2023 (the “Effective Date”):

1.             Services and Payment. Consultant agrees to undertake and complete the services described in Exhibit A (“Services”) in accordance with and for the term specified in Exhibit A (the “Term”). As the only consideration due Consultant regarding the subject matter of this Consulting Agreement (this “Agreement”), Company will pay Consultant in accordance with Exhibit A.

2.             Confidential Information.

2.1.          Definition. “Confidential Information” under this Agreement means any and all of Company Group’s technical and non-technical information provided, disclosed, or made available by the Company or its agents to Consultant, as well as information, projects, or work product generated by the Consultant in connection with the Services listed in Exhibit A, on or after the date of this Agreement. Confidential Information includes, without limitation: (a) information, documents, or agreements regarding or relating to the Company’s operations, employees, results, sales, financial or accounting reports, contracts, actual or potential customers, capitalization, stockholders or other investors; (b) any information about Company’s intellectual property, technology, software, information, data, processes, or knowhow; (c) any projects or work product generated in connection with the Services provided under this Agreement (as well as any and all information derived therefrom); (d) all other information that Consultant knew or reasonably should have known, was the Confidential Information of Company. Company shall own all right, title and interest (including patent rights, copyrightable, trade secret rights, mask work rights, sui generis database rights and all other intellectual and industrial property rights of any sort throughout the world) relating to any and all Confidential Information under this Agreement.

2.2.         Nonuse and Nondisclosure. Consultant agrees that at all times and notwithstanding any termination of this Agreement, Consultant (i) shall hold in strict confidence and not disclose to any person or entity any Confidential Information, except as explicitly approved in writing by the Company, (ii) shall not use the Confidential Information for any purpose, and (iii) shall not copy or transmit in any manner to any person any Confidential Information; provided, however, that Consultant may use Confidential Information solely to the extent necessary to perform the Services. Without limiting the foregoing, Consultant shall also protect such Confidential Information with at least the same degree of care that Consultant uses to protect its own confidential information, but in no case less than reasonable care. However, Consultant shall not be obligated under this paragraph with respect to specific Confidential Information if Consultant can demonstrate with competent evidence that such Confidential Information: (a) was in the public domain at the time it was disclosed to Consultant; (b) entered the public domain subsequent to the time it was disclosed to Consultant, through no fault or breach of this Agreement by Consultant or any other person subject to confidentiality obligations; or (c) was developed prior to the Effective Date by employees or agents of Consultant who had no access to any Confidential Information. The Company acknowledges and agrees that the information identified in Exhibit B was conceived and developed by Consultant prior to the Effective Date and does not constitute Confidential Information belonging to the Company under this Agreement. Consultant shall immediately notify the Company in the event of any loss or unauthorized disclosure of any Confidential Information. On termination of this Agreement, Consultant will return or destroy any and all records or copies of records relating to Company or its business, including Confidential Information (as defined above), except that Consultant may keep its personal copies of its fee records and this Agreement.

2.3.         Other Clients’ Proprietary Information. Consultant agrees that Consultant will not use improperly, disclose, encourage or induce Company to use any proprietary information or trade secrets of any other party including former or current employers, clients of Consultant, or other persons or entities to whom Consultant has an obligation to keep information in confidence. Consultant also agrees that Consultant will not bring onto Company’s premises or transfer onto Company’s technology systems any unpublished document, proprietary information, or trade secrets belonging to any third party.

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2.4.         Third-Party Confidential Information. Consultant recognizes that Company has received and, in the future, will receive from third parties their confidential or proprietary information subject to a duty on Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes in connection with the Services. Consultant agrees that at all times during the Term of this Agreement and thereafter, Consultant owes Company and such third parties a duty to hold all such confidential and proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third-party except as necessary in carrying out the Services for Company consistent with Company’s agreement with such third-party.

2.5.          U.S. Defend Trade Secrets Act Notice of Immunity. The U.S. Defend Trade Secrets Act of 2016 (“DTSA”) provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, the DTSA provides that an individual who files a lawsuit for retaliation for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

3.            Non-Solicitation. To the fullest extent permitted under applicable law, from the Effective Date until twelve (12) months after the termination of this Agreement, Consultant will not, without the Company’s prior written consent, directly or indirectly, solicit, encourage, induce, or attempt to solicit, encourage or induce, any of Company Group’s employees, consultants, advisors, directors, officers or management to terminate their relationship with the Company, either for Consultant’s benefit or for the benefit of any other person or entity. Consultant agrees that nothing in this Section 3 shall affect Consultant’s continuing obligations under this Agreement during and after this twelve (12) month period, including, without limitation, Consultant’s obligations under Section 2.

4.            Non-Discrimination. During the performance of this Agreement, Consultant shall comply with all applicable national, federal, state, and local laws and regulations respecting non-discrimination in employment, non-segregation of facilities and equal employment opportunity. In addition, if applicable (and provided that Consultant is subject to and not otherwise exempt from such requirements), Consultant shall abide by the requirements of 41 C.F.R. §§ 60-300.5(a) and 60-741.5(a). These regulations prohibit discrimination against qualified individuals on the basis of protected veteran status or disability, and require affirmative action by covered prime contractors and subcontractors to employ and advance in employment qualified protected veterans and individuals with disabilities.

5.            Limitation of Liability. IN NO EVENT SHALL COMPANY GROUP OR CONSULTANT BE LIABLE TO THE OTHER OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER THE COMPANY OR CONSULTANT WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY GROUP’S OR CONSULTANT’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE CASH AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS AGREEMENT WITHIN THE PRIOR TWELVE (12) MONTHS (EXCLUDING EXPENSES AND THE VALUE OF ANY EQUITY COMPENSATION) FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY AND COMPANY AND CONSULTANT AGREE THAT SUCH REMEDY IS FAIR AND ADEQUATE.

6.            Indemnification. Consultant agrees to defend, indemnify and hold Company Group harmless from any and all claims, damages, liability, losses, attorneys’ fees, costs and expenses on account of: (i) any breach of this Agreement (including the Representations and Warranties set forth in Exhibit C, or otherwise); (ii) any unlawful conduct of Consultant; and/or (iii) any failure of Consultant to perform the Services in accordance with all applicable laws, rules, regulations, and industry standards. Consultant will ensure that its employees, agents, and related parties, if any, are bound in writing to Consultant’s obligations under this Agreement and Consultant shall be responsible and liable for any breaches of this Agreement and any disclosure or misuse of any Confidential Information by its employees or agents. The Company agrees to defend, indemnify and hold Consultant harmless from any and all claims, damages, liability, losses, attorneys’ fees, costs and expenses on account of the Company’s breach of this Agreement or any unlawful conduct by the Company or Company Group.

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7.            Warranty. Consultant warrants that the Services will be performed in a professional and workmanlike manner and that none of such Services or any part of this Agreement is or will be inconsistent with any rights of third parties or any obligation Consultant may have to others.

8.             Termination.

8.1.          By the Company for Cause. The Company may terminate this Agreement for Cause. For purposes of this Agreement, “Cause” shall mean: (i) Consultant’s continued failure to substantially perform the material duties and obligations under this Agreement (for reasons other than death or incapacity), which failure, is not cured to the reasonable satisfaction of the Company within thirty (30) days after receipt of written or emailed notice from the Company of such failure; (ii) any act of fraud, embezzlement or material misrepresentation committed by Consultant that benefits Consultant at the expense of the Company or that otherwise materially and adversely affects the Company; (iii) the Consultant’s material violation of a federal or state law or regulation applicable to the Company’s business; (iv) the Consultant’s conviction of, or a plea of nolo contendre or guilty to, a felony under the laws of the United States or any state; or (vi) the Consultant’s material breach of the terms of this Agreement. If the Company terminates the Consultant for Cause, the Company’s obligation to pay any further compensation for Services to the Consultant will cease.

8.2.          Upon Death or Incapacity. This Agreement shall terminate upon the death or incapacity of Consultant, and Consultant’s estate or Consultant, as the case may be, shall be entitled to receive: (i) any compensation for Services rendered by Consultant but not paid and/or invoiced and unreimbursed expenses; and (ii) an amount equal to the Consultant’s fee for services set forth in this Agreement through the end of the quarter in which Consultant died or became incapacitated.

8.3.          Without Cause. Either Party may terminate this Agreement for any or no reason upon sixty (60) days written notice to the other.

8.4.         Payment upon Termination. In the event of the termination of this Agreement, for any reason or no reason, Consultant shall receive any compensation for Services rendered but not paid and/or invoiced and unreimbursed expenses through such date of termination. Sections 2 through 18 of this Agreement and any remedies for breach of this Agreement shall survive any termination or expiration. Company may communicate such obligations to any other (or potential) client or employer of Consultant.

9.            Independent Contractor Status. Notwithstanding any provision hereof. Consultant expressly represents and warrants that Consultant is and shall act as an independent contractor and not as an employee, partner, joint venture, or agent of the Company. Consultant is not authorized to enter into contracts or agreements on behalf of Company or to otherwise bind or attempt to bind Company to any contract or obligation. As an independent contractor, Consultant is solely responsible for all taxes, withholdings, and other statutory or contractual obligations of any sort, including, but not limited to, workers’ compensation insurance, and Consultant will comply with all applicable workers’ compensation laws concerning Consultant and Consultant’s employees and agents, if any Consultant is solely responsible for payment of all Consultant’s applicable federal, state, and local taxes (as applicable), and Company is not withholding or paying any portion of Consultant’s taxes. Consultant shall control the time, place, and manner in which the Services are performed, and shall be free to provide services of any nature to other clients subject to the restriction on Competing Business described below.

10.          Competing Business. Consultant agrees that during the Term of Consultant’s contracting engagement with Company (whether or not during business hours), Consultant will not engage in a Competing Business, or assist any other person or organization to engage in a Competing Business. For purposes of this Agreement, a “Competing Business” is a business that provides, manufactures, sells, or distributes the same or similar services or products as those (i) that are provided, manufactured, sold, or distributed by the Company during the Term, or (ii) that, during the Term, the Company is actively and demonstrably planning to provide, manufacture, sell, or distribute.

11.           Taxpayer Forms. Consultant shall, in consideration for and as a condition to the effectiveness of this Agreement, execute and deliver to Company on the date hereof a Form W-9, Request for Taxpayer Identification Number and Certification or Form W8BEN, Certificate of Foreign Status of States Internal Revenue Service (“Taxpayer Form”), unless Company already has a current Taxpayer Form for Consultant in his files.

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12.           Assignment. This agreement and the services contemplated hereunder are personal to Consultant and Consultant shall not have the right or ability to assign, transfer, or subcontract any obligations under this Agreement without the prior written consent of Company, except that Consultant may assign this Agreement to, and perform Services hereunder through, a limited liability company or similar entity of which Consultant is the sole member and manager. Any attempt to do so shall be void. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations hereunder in whole or in part to an entity within the Company Group.

13.           Notice. All notices under this Agreement shall be in writing, and shall be deemed given when personally delivered or sent via email, or three (3) days after being sent by prepaid certified or registered mail to the address of the Party to be noticed as set forth herein or such other address as such Party last provided to the other by written notice.

14.           Dispute Resolution. Any dispute arising from or relating to the subject matter of this Agreement (“Claim”) that cannot be resolved by the parties within a period of sixty (60) days after written notice of a Claim has been given by one Party hereunder to the other (the last day of such sixty (60) day period herein referred to as the “Arbitration Date”), shall be finally and exclusively settled by arbitration in Minnesota, United States, in accordance with the Arbitration Rules and Procedures of the Judicial Arbitration and Mediation Services, Inc. (“JAMS”) then in effect, by one or more commercial arbitrator(s), who may or may not be selected from the appropriate list of JAMS arbitrators. If the parties cannot agree upon the number and identity of the arbitrators within fifteen (15) days following the Arbitration Date, then a single arbitrator shall be selected on an expedited basis in accordance with the Arbitration Rules and Procedures of JAMS. Any arbitrator(s) selected shall have substantial experience in resolving complex commercial contract and securities-related disputes. Any Claim will be arbitrated on an individual basis. There is no right or authority for any Claim to be arbitrated on a class action basis or on bases involving Claims brought in a purported representative capacity on behalf of other actual or potential security holders of Company or others similarly situated. The arbitrator(s)’ authority is limited solely to the applicable Claim. An arbitration award and any judgment confirming it for a specific Claim will apply only to such Claim and cannot be used for any other Claim except to enforce the award. Any emergency relief, preliminary injunctive relief, and/or expedition to a Claim must be sought in the arbitral forum under the applicable JAMS Rules, except in the event of a breach or threatened breach of this Agreement by Consultant, which the parties agree shall cause Company irreparable harm which may not be adequately compensable by money damages and which Company shall be entitled to seek (in addition to any other rights or remedies available to Company including money damages) specific performance, injunction, or other preliminary or equitable relief, without having to prove irreparable harm or actual damages, from any court with jurisdiction over the matter. The arbitrator(s) shall have the authority to grant injunctive relief and specific performance and to allocate between the parties the fees and costs of arbitration (including arbitrator fees, filing fees, administrative fees, and all other fees and costs related to the arbitration) in such equitable manner as the arbitrator(s) may determine. The prevailing Party in the arbitration shall be entitled to receive reimbursement of its reasonable expenses (including reasonable attorneys’ fees, expert witness fees, arbitration fees and costs, and all other fees and costs) incurred in connection therewith. Judgment upon the award so rendered may be entered and enforced exclusively in the United States Federal Court located in Minneapolis, Minnesota or, if Company determines that jurisdiction is not proper in such Federal Courts, Hennepin County District Court. This Agreement shall be deemed to have been made in, and shall be construed pursuant to the laws of the State of Delaware, without regard to conflicts of law provisions thereof. Consultant agrees to waive any claim that is not subject to the jurisdiction of the arbitral forum (or, in the case of entering or enforcement of an arbitral award, the above-named courts), or that its property is exempt or immune from attachment or execution, and Consultant further waives to the fullest extent permitted by law its right to a trial by jury.

15.           Representations and Warranties. Consultant shall, in consideration for and as a condition to the effectiveness of this Agreement, agree to the Representations and Warranties in the form attached hereto as Exhibit C.

16.           No Insider Trading. During the Term, Consultant agrees to comply with Company’s Insider Trading Policy, including the restrictions against short sales in Company securities, prohibitions in engaging in derivatives (including options) or hedging transactions, restrictions against pledging or using Company securities as collateral for loans, and open trading window requirements for trading. During the Term, Consultant may only engage in transactions involving Company securities during an open trading window, which will typically open at the start of the second full trading day following the Company’s quarterly or year-end financial results are publicly disclosed and continue through the twelfth day of the third month of the quarter, subject to the Company’s determination in its sole discretion regarding the actual details of each such open trading window. Whether during the Term or otherwise, Consultant may never, directly or indirectly through others, engage in or facilitate any transaction involving Company’s (or any other company’s) securities while he has or is aware of any material nonpublic information, or disclose material nonpublic information to any third parties, except as permitted by law.

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17.           Miscellaneous. The failure of either Party to enforce its rights under this Agreement at any time for any period shall not be construed as a waiver of such rights. No changes or modifications or waivers to this Agreement will be effective unless in writing and signed by both parties. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable. Headings herein are for convenience of reference only and shall in no way affect counterparts, each of which shall be deemed as an original, but all which together shall constitute one and the same agreement.

18.           Entire Agreement. This Agreement, together with its exhibits, the Company’s 2023 Equity Incentive Plan and the Restricted Stock Agreement (attached hereto as Exhibit A), constitutes, the entire agreement and understanding between the parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the parties. Consultant represents and warrants that Consultant is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly set forth and agreed by the parties in such exhibit or schedule.

[Signature Page to Follow]

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IN WITNESS HEREOF, The Parties hereto enter into this Agreement as of the Effective Date.

Laurence Eric Swann		Electronic Servitor Publication Network
(Consultant)		(Company)

By:	/s/ Laurence Eric Swann	By:	/s/ Peter Hager

	Laurence Eric Swann		Peter Hager
	Name		Name

Chief Executive Officer
	Title		Title

	Date		Date

	(on file)		400 1st Ave. N., Suite 100

	(on file)		Minneapolis, MN 55401

	Address		Address

CONSULTING AGREEMENT OF ELECTRONIC SERVITOR PUBLICATION NETWORK INC.

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Exhibit A

1.	CONTACT: Contact information for Consultant:

Name: Laurence Eric Swann
Email: (on file)________________________________________
Phone: (on file)________________________________________
State & Country of Residence: (on file)______________________________________________
Point of Contact at XESP: Chief Executive Officer______________________________________

2.            SERVICES: Company requests and Consultant agrees to perform business and financial consulting services, with direction from the Company’s Chief Executive Officer, or their designee, as specifically authorized in writing or via email:

•	Business development;
•	Business strategy, positioning, and growth consulting;
•	Financial portfolio management, and investor relations;
•	Company’s current operating arrangements, operating projections, and market conditions;
•	Providing recommendations regarding methods of addressing the Company’s operational needs;
•	Helping the Company prepare for investor meetings, management presentations, responses to requests for data and other activities. This includes reviewing proposals, analyzing the terms of such proposals, and participating in presentations to the Company’s Board of Directors regarding any proposals, as well as reviewing transaction documentation and other closing activities;
•	Identifying appropriate investment options; and
•	Facilitating meetings with targeted investors.

It is understood and agreed that the Services are not intended to require full-time work so that Consultant may pursue other entrepreneurial and economic opportunities subject to the restriction on Competing Business described in the Consulting Agreement to which this Exhibit is attached.

3.            TERM: From the Effective Date through (and including) September 28, 2026 (the “Term”), subject to earlier termination per the terms and conditions of this Agreement.

4.            COMPENSATION: At the commencement of the Term and subject to the approval of the Company’s Board of Directors, Consultant shall be granted shares (the “Shares”) of the Company’s Common Stock (the “Stock Grant”), subject to the terms of the Company’s 2023 Equity Incentive Plan (as amended from time to time, the “Plan”) and the terms and conditions of the Restricted Stock Agreement thereunder to be entered into by and between Consultant and the Company in substantially the form attached hereto as Exhibit D (the “Award Agreement”).

As the sole consideration hereunder and subject to Consultant’s continuous provision of Services hereunder and compliance with the terms and conditions of this Agreement, and subject to the continued effectiveness of this Agreement, Consultant shall remain eligible to vest with respect to the Stock Grant.

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Exhibit B

Consultant’s Confidential and Proprietary Information

(on file)

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Exhibit C

Laurence Eric Swann (“Consultant”) makes the representations, warranties, certifications, and covenants set forth below to Electronic Servitor Publication Network Inc., as a requirement of the agreement between Consultant and Company to which this Exhibit is attached (the “Agreement”), as part of and incorporated into the Agreement, and as a material portion of the consideration for the Agreement. For purposes of these representations, warranties, certifications, and covenants, capitalized terms used but not defined within this Exhibit shall have the corresponding meaning set forth in the Agreement.

1.             Consultant Representations and Warranties. Consultant represents and warrants to the Company that:

1.1           Consultant is an independent service provider and that nothing in this Agreement shall render the Consultant, or any of his agents or employees, to be an employee, agent or partner of the Company, and the Consultant will not hold himself out as such;

1.2           The execution, delivery and performance of this Agreement do not and will not infringe upon the provisions of any agreement and law, regulation or similar enactment to which the Consultant is subject; and

1.3           Consultant has provided complete and accurate information on himself and will inform the Company of any change in the information provided.

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Exhibit D

Restricted Stock Agreement

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